EXHIBIT 10.12

                               GUARANTY AGREEMENT

      THIS GUARANTY AGREEMENT ("GUARANTY"), dated April 1, 2003, is made and entered into upon the terms hereinafter set forth, by GUIDELINE RESEARCH CORP., a New York corporation, TABLINE DATA SERVICES, INC., a New York corporation, GUIDELINE/CHICAGO, INC., an Illinois corporation, ADVANCED ANALYTICS, INC., a New York corporation, and GUIDELINE CONSULTING CORP., a New York corporation, (collectively, "GUARANTOR"), in favor of PETRA MEZZANINE FUND, L.P., a Delaware limited partnership ("CREDITOR").

                                    RECITALS:

      A. Pursuant to a Loan Agreement dated April 1, 2003, by and between FIND/SVP, INC., a New York corporation ("DEBTOR"), and Creditor (the "LOAN AGREEMENT"), Creditor has made a loan or otherwise agreed to extend credit to Debtor in the original principal amount not exceeding $3,000,000 (together with any extensions, modifications or renewals thereof, herein referred to as the "LOAN"). The Loan is evidenced by a Promissory Note of even date with the Loan Agreement, in the Loan amount, made and executed by Debtor, payable to the order of Creditor (the "NOTE").

      B. It is a condition of Creditor's agreement to make the above-described extension(s) of credit to Debtor that Guarantor execute and deliver this Guaranty to Creditor.

      C. Guarantor desires to execute and deliver this Guaranty to Creditor in order to induce Creditor to make the above-described extension(s) of credit, which will be to the direct interest, advantage and benefit of Guarantor.

                                   AGREEMENTS:

      NOW, THEREFORE, in consideration of the foregoing and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged by Guarantor, and to induce Creditor to make loans and other extensions of credit to Debtor pursuant to the Loan Agreement, Guarantor hereby agrees as follows:

      1. Guarantor hereby guarantees to Creditor the full and prompt payment and performance of (a) the indebtedness evidenced by the Note, principal and any and all interest accrued or to accrue thereon, (b) the obligations of Debtor to Creditor pursuant to the Note, the Loan Agreement and any and all other instruments, documents and agreements now or hereafter further evidencing, securing or otherwise related to the indebtedness evidenced by the Note (the "LOAN DOCUMENTS"), and (c) any and all other indebtedness and obligations of Debtor to Creditor, direct or contingent whether now existing or hereafter arising and however evidenced (the aforesaid indebtedness and other obligations are sometimes herein collectively referred to as the "GUARANTEED OBLIGATIONS"); provided, however, that the liability of each Guarantor individually, with respect to the Guarantor's obligations shall be limited to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law. Guarantor hereby agrees that if the Guaranteed Obligations are not timely paid or performed, as the case may be, in accordance with the terms thereof, Guarantor immediately will pay or perform such Guaranteed Obligations. If for any reason any payment or obligation in respect of the Guaranteed Obligations shall be determined at any time to be a voidable preference or otherwise shall be set aside or required to be returned or repaid, this Guaranty nevertheless shall remain in full force and effect and shall be fully enforceable against Guarantor for the payment or obligation set aside, returned or repaid, as well as any other Guaranteed Obligations still outstanding, notwithstanding the fact that this Guaranty may have been canceled, released and returned to Guarantor by Creditor.

      2. In addition to the obligations of Guarantor to Creditor pursuant to PARAGRAPH 1 hereof, Guarantor further agrees to pay any and all expenses (including attorney's fees) reasonably incurred by Creditor in endeavoring to collect or enforce the obligations of Guarantor under this Guaranty.

      3. Guarantor hereby waives notice of any breach or default by Debtor, and hereby further waives presentment, demand, notice of dishonor and protest with respect to any instrument now or hereafter evidencing any of the Guaranteed Obligations.

      4. Any act of Creditor consisting of a waiver of any of the terms, covenants or conditions of the Guaranteed Obligations, or the giving of any consent to any matter or thing relating to the Guaranteed Obligations, or the granting of any indulgences or extensions of time to Debtor, may be done without notice to Guarantor and without releasing the obligations of Guarantor hereunder.

      5. The obligations of Guarantor hereunder shall not be released or impaired by (a) Creditor's receipt, application or release of any security at any time given for the payment, performance or observance of any of the Guaranteed Obligations, or (b) the release of, or the modification of the obligations of, any other indorser, surety or guarantor of any of the Guaranteed Obligations. Similarly, the obligations of Guarantor hereunder shall not be released or impaired by any amendment to or modification of any of the terms of the Guaranteed Obligations made by Creditor and Debtor, but in the case of any such amendment or modification, the liability of Guarantor shall be deemed modified in accordance with the terms of any such amendment or modification.

      6. The liability of Guarantor hereunder shall in no way be affected by (a) the release or discharge of Debtor in any creditors', receivership, bankruptcy or other proceedings, (b) the impairment, limitation or modification of the liability of Debtor or the estate of Debtor in bankruptcy, or of any remedy for the enforcement of any of the Guaranteed Obligations resulting from the operation of any present or future provision of the Federal bankruptcy law or any other statute or the decision of any court, (c) the rejection or disaffirmance of any instrument, document or agreement evidencing any of the Guaranteed Obligations in any such proceedings,

(d) the assignment or transfer of any of the Guaranteed Obligations by Creditor,
(e) the death or dissolution or any disability or other defense of Debtor, or
(f) the cessation from any cause whatsoever of the liability of Debtor with respect to the Guaranteed Obligations.

      7. Until all of the Guaranteed Obligations have been fully paid and performed, as the case may be, any liability or indebtedness of Debtor now or hereafter held by Guarantor is and shall be subject and subordinate to the obligations of Debtor to Creditor under the Guaranteed Obligations.

      8. Guarantor hereby waives any claim, right or remedy that Guarantor may now have or hereafter acquire against Debtor that arises hereunder or from performance by Guarantor hereunder, including any claim, right or remedy of subrogation, reimbursement, exoneration, contribution, indemnification or participation in any claim, right or remedy of Creditor against Debtor or any collateral now or hereafter securing the Guaranteed Obligations, regardless of whether such claim, right or remedy arises under contract, by statute, under common law, in equity or otherwise.

      9. This is a guaranty of payment and performance and not of collection. The liability of Guarantor hereunder shall be direct and immediate and not conditional or contingent upon the pursuit of any remedies against Debtor or any other person, nor against any collateral available to Creditor. Guarantor hereby waives any right to require that an action be brought against Debtor or any other person or to require that resort be had to any collateral in favor of Creditor prior to discharging its obligations hereunder. Guarantor further waives any right of Guarantor to require that an action be brought against Debtor under the provisions of Title 47, Chapter 12, Tennessee Code Annotated, as the same may be amended from time to time.

      10. Guarantor hereby consents and agrees that all payments and credits received from Debtor or Guarantor or realized from any collateral may be applied by Creditor to the Guaranteed Obligations in such priority as Creditor in its sole judgment shall see fit.

      11. In the event that Guarantor consists of more than one person or entity, the obligations of Guarantor hereunder shall be joint and several, and all references herein to "Guarantor" shall refer to each of said persons or entities jointly and severally. This Guaranty is assignable by Creditor, and any assignment of the Guaranteed Obligations or any portion thereof by Creditor shall operate to vest in the assignee the rights and powers of Creditor hereunder to the extent of such assignment. This Guaranty shall be binding upon Guarantor and Guarantor's heirs, representatives, successors, successors-in-title and assigns, and shall inure to the benefit of Creditor, its heirs, representatives, successors, successors-in-title and assigns.

      12. This Guaranty shall be construed in accordance with and governed by the laws of the State of Tennessee applicable to contracts to be performed within said state.

      13. No amendment or modification hereof shall be effective unless evidenced by a writing signed by Guarantor and Creditor. When used herein, the singular shall include the plural, and vice versa, and the use of any gender shall include all other genders, as appropriate.

      14. Guarantor hereby waives notice of acceptance of this Guaranty by Creditor.

      15. Any reference herein to any instrument, document or agreement, by whatever terminology used, shall be deemed to include any and all amendments, modifications, supplements, extensions, renewals, substitutions or replacements thereof as the context may require. When used herein, (a) the singular shall include the plural, and vice versa, and the use of the masculine, feminine or neuter gender shall include all other genders, as appropriate, (b) "include", "includes" and "including" shall be deemed to be followed by "without limitation" regardless of whether such words or words of like import in fact follow same, and (c) unless the context clearly indicates otherwise, the disjunctive "or" shall include the conjunctive "and".

      IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty, or has caused this Guaranty to be executed by its duly authorized representative, as of the date first above written.

                                             GUARANTOR:

                                             GUIDELINE RESEARCH CORP.

                                             By: /s/ Peter Stone
                                                --------------------------------
                                                 Title: Vice President


                                             TABLINE DATA SERVICES, INC.

                                             By: /s/ Peter Stone
                                                --------------------------------
                                                 Title: Vice President


                                             GUIDELINE/CHICAGO, INC.

                                             By: /s/ Peter Stone
                                                --------------------------------
                                                 Title: Vice President


                                             ADVANCED ANALYTICS, INC.

                                             By: /s/ Peter Stone
                                                --------------------------------
                                                 Title: Vice President


                                             GUIDELINE CONSULTING CORP.

                                             By: /s/ Peter Stone
                                                --------------------------------
                                                 Title: Vice President

ACCEPTED this _____ day of
April, 2003.

PETRA MEZZANINE FUND, L.P.

By: Petra Partners, LLC, its general partner


    By: /s/ Joseph D. O'Brien, III
        ---------------------------------
        Joseph D. O'Brien, III
        Managing Member